UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2018

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2018, Xtant Medical Holdings, Inc. (the “Company”) announced the appointment of Kathie J. Lenzen as Senior Vice President, Finance & Administration and Chief Financial Officer, effective immediately. Ms. Lenzen will succeed Laura Kendall who served as the Company’s principal financial and accounting officer.

Ms. Lenzen, age 58, most recently served as a financial consultant at NxPHASE Medical, Inc., a development stage enterprise, until August 2018. Prior to such position, Ms. Lenzen was Senior Vice President and General Manager of Astora Women’s Health, a medical device division of Endo International PLC (“Endo”), from August 2015 to September 2017. Prior to this position, Ms. Lenzen was Vice President, Finance of American Medical Systems, Inc. (“AMS”), also a medical device company and division of Endo, sold to Boston Scientific Corporation in August 2015. Ms. Lenzen was with AMS from 2004 to August 2015. She has over 30 years of progressive finance leadership experience, in both public accounting and corporate finance and accounting. She started her career with KPMG LLP and is a Certified Public Accountant. Ms. Lenzen holds a Bachelor of Science in Accounting from the University of Minnesota.

In connection with Ms. Lenzen’s appointment as an officer of the Company, the Company entered into an employment agreement and indemnification agreement with her and intends to enter into a stock option award agreement with her.

Under the terms of the employment agreement, Ms. Lenzen will be paid an annual base salary of $320,000 and will be eligible to receive an annual bonus with a target bonus opportunity equal to 30% of her annual base salary. In addition, the Company agreed to grant her an option to purchase 130,000 shares of the Company’s common stock under the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan (the “Plan”), effective as of September 15, 2018, which is the 15th day of the month after her first date of employment, consistent with the Company’s equity grant policy. The option will have a 10-year term and a per share exercise price equal to the “fair market value” (as defined in the Plan) of the Company’s common stock on the grant date. The option will vest in accordance with the Company’s standard four-year vesting for such awards or earlier in the event the option is not continued, assumed or substituted with an equivalent award in connection with a “change in control” of the Company or Ms. Lenzen’s employment is terminated by the Company without “cause” or by Ms. Lenzen for “good reason” within one year of a “change in control” of the Company (as such terms are defined in the stock option award agreement or Plan).

Under the terms of the employment agreement, if Ms. Lenzen’s employment is terminated by the Company without “cause” (as defined in the employment agreement), Ms. Lenzen will be entitled to receive, subject to the execution and non-revocation of a general release of claims in favor of the Company, severance equal to six months of her annual base salary payable as salary continuation, Company-subsidized healthcare continuation coverage for up to 12 months after her termination date, and the pro-rated amount of any unpaid bonus for the calendar year in which her termination of employment occurs, if earned pursuant to the terms thereof. If Ms. Lenzen’s employment is terminated by the Company without “cause” or by Ms. Lenzen for “good reason” in connection with or within 12 months after a “change in control” (as such terms are defined in the employment agreement), Ms. Lenzen’s severance will equal 12 months of her annual base salary and be paid in one lump sum. The employment agreement also contains standard confidentiality, non-competition, non-solicitation and assignment of intellectual property provisions.

The indemnification agreement between the Company and Ms. Lenzen is substantially similar to the indemnification agreements between the Company and its other executive officers. The indemnification agreement may require the Company, among other things, to indemnify Ms. Lenzen for expenses, judgments, fines and amounts paid in settlement incurred by her or on her behalf in connection with any proceeding arising out of her service as an officer of the Company, or any of its subsidiaries or any other company or enterprise to which she provides services at the Company’s request.

The foregoing summary description of the employment agreement and indemnification agreement with Ms. Lenzen does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreement and form of indemnification agreement which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. Ms. Lenzen’s stock option grant will be governed by the Company’s standard form of stock option award agreement for executive officers attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission (“SEC”) on August 3, 2018, except as modified as described herein.

Item 7.01	Regulation FD Disclosure.

On August 20, 2018, the Company issued a press release announcing the appointment of Kathie J. Lenzen as Senior Vice President, Finance & Administration and Chief Financial Officer, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference

The Company is furnishing the information contained in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K promulgated by the SEC. This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information contained in this Item 7.01 of this report and Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement dated as of August 20, 2018 between Xtant Medical Holdings, Inc. and Kathie J. Lenzen (filed herewith)

10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017 (SEC File No. 001-34951))

10.3

Form of Employee Stock Option Award Agreement for use with the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the SEC on August 3, 2018 (SEC File No. 001-34951))

99.1	Press Release of Xtant Medical Holdings, Inc. dated August 20, 2018, entitled “Xtant Medical Announces Appointment of Chief Financial Officer.” (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

	By:	/s/ Carl D. O’Connell
Carl D. O’Connell
Chief Executive Officer

Dated: August 20, 2018